UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FSBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On April 11, 2023, FS Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, 1st Security Bank of Washington (the “Bank”), announced that Dennis O’Leary, Chief Lending Officer, will step down from his current position at the Bank and transition into a management role that oversees the Commercial Real Estate and Construction Lending team, effective July 1, 2023.

(c)  On April 11, 2023, in connection with Mr. O’Leary’s transitition, the Bank announced that it will appoint Ben Crowl, age 38, as Chief Lending Officer of the Bank, as successor to Mr. O’Leary. Mr. O’Leary will continue to work with Mr. Crowl and mentor him through this transition.  Mr. Crowl has served as the Bank’s Senior Vice President, Director of Consumer Lending, since October 1, 2020.  Mr. Crowl joined the Bank as Senior Vice President, Commercial Lending Relationship Manager on March 19, 2018.  On April 1, 2019 he was promoted to Senior Vice President and Commercial Lending Team Lead.  Prior to joining 1st Security Bank, Mr. Crowl was with First Sound Bank, Seattle, Washington (2011-2018), and Union Bank (formerly Frontier Bank), Seattle, Washington (2006-2011), serving in positions of increasing responsibility.

There are no family relationships between Mr. Crowl and any director or other executive officer of the Company or the Bank and Mr. Crowl was not appointed as an executive officer pursuant to any arrangement or understanding with any person. Mr. Crowl has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

A copy of the press release announcing the tranisition of Mr. O’Leary and the appointment of Mr. Crowl as Chief Lending Officer of the Bank is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)      Exhibits

99.1 Press release of FS Bancorp, Inc. dated April 11, 2023
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2023	FS BANCORP, INC.

/s/Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer